UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 28, 2005
SOUTHFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	1-13640 (Commission File Number)	63-1121255 (I.R.S. Employer Identification No.)
126 North Norton Avenue, Sylacauga, Alabama 35150
(Address of Principal Executive Offices / Zip Code)
(205) 245-4365
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
For personal reasons, Mr. J. Malcolm Massey resigned on September 28, 2005, as President of SouthFirst Bancshares, Inc. (the “Company”) and as a member of the board of directors of SouthFirst Mortgage, Inc., a wholly-owned subsidiary of First Federal of the South, which is a wholly-owned subsidiary of the Company. Mr. Massey will continue to serve as a member of the board of directors of the Company and as a member of the board of directors of First Federal of the South, and as President and Chief Executive Officer of Pension and Benefit Financial Services, Inc. d/b/a Pension & Benefit Trust Company, a wholly-owned subsidiary of First Federal of the South.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHFIRST BANCSHARES, INC.
Dated: September 29, 2005	By:	/s/ Sandra H. Stephens
Sandra H. Stephens
Chief Executive Officer